Exhibit 21.1

SUBSIDIARIES

Name	Jurisdiction of Organization
Industrial Property Operating Partnership LP	Delaware
IPT Property Management LLC	Delaware
IPT Real Estate Holdco LLC	Delaware
BTC Intermediate Holdco GP LLC	Delaware
BTC Intermediate Holdco LP	Delaware
Build-To-Core C-Corp.	Delaware
Build-To-Core Industrial Partnership I Atlanta DC Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Austin DC Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Central PA Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Dallas Distribution Portfolio Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Dallas Line Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Houston Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Kent Valley Holdco LLC	Delaware
Build-To-Core Industrial Partnership I LP	Delaware
Build-To-Core Industrial Partnership I Mid-Atlantic Holdco LLC	Delaware
Build-To-Core Industrial Partnership I NJ 7A Holdco LLC	Delaware
Build-To-Core Industrial Partnership I NJ Piscataway	Delaware
Holdco LLC	Delaware
Build-To-Core Industrial Partnership I PA Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Seattle Development Holdco LLC	Delaware
Build-To-Core Industrial Partnership I SoCal Development Holdco LLC	Delaware
Build-To-Core Industrial Partnership I SoCal Holdco LLC	Delaware
IPT 5 Logistics DC LLC	Delaware
IPT 7A DC LLC	Delaware
IPT 8A DC LLC	Delaware
IPT 8A DC II LLC	Delaware
IPT Acquisitions LLC	Delaware
IPT Airport Plaza IC LLC	Delaware
IPT Airport Plaza Office Park LLC	Delaware
IPT Airtex DC GP LLC	Delaware
IPT Airtex DC LP	Delaware
IPT Airwest DC I LLC	Delaware
IPT Airwest DC II LLC	Delaware
IPT Arrow Route DC GP LLC	Delaware
IPT Arrow Route DC LP	Delaware
IPT Auburn DC LLC	Delaware
IPT Auburn DC II LLC	Delaware
IPT Auburn IC LLC	Delaware
IPT Aurora DC LLC	Delaware
IPT Baseline IC LLC	Delaware
IPT Bayport DC GP LLC	Delaware
IPT Bayport DC LP	Delaware
IPT Belt Line DC GP LLC	Delaware
IPT Belt Line DC LP	Delaware
IPT Bolingbrook IC LLC	Delaware
IPT BTC I GP LLC	Delaware
IPT BTC I GP Management LLC	Delaware
IPT BTC I LP LLC	Delaware
IPT CA-1 Loan Holdco GP LLC	Delaware
IPT CA-1 Loan Holdco LP	Delaware
IPT Cabot BC LLC	Delaware
IPT Carol Stream DC LLC	Delaware

Name	Jurisdiction of Organization
IPT Central Valley IC GP LLC	Delaware
IPT Central Valley IC LP	Delaware
IPT CentrePort DC GP LLC	Delaware
IPT CentrePort DC LP	Delaware
IPT Century DC GP LLC	Delaware
IPT Century DC LP	Delaware
IPT Century Plaza IC GP LLC	Delaware
IPT Century Plaza IC LP	Delaware
IPT Chastain Meadows DC LLC	Delaware
IPT Chicago IC LLC	Delaware
IPT Chula Vista IC GP LLC	Delaware
IPT Chula Vista IC LP	Delaware
IPT Cincinnati IC LLC	Delaware
IPT Clackamas DC LLC	Delaware
IPT Commerce IC GP LLC	Delaware
IPT Commerce IC LP	Delaware
IPT Commerce IC II GP LLC	Delaware
IPT Commerce IC II LP	Delaware
IPT Corridor IC II LLC	Delaware
IPT Corridor IC LLC	Delaware
IPT Dallas Distribution Land GP LLC	Delaware
IPT Dallas Distribution Land LP	Delaware
IPT Dallas Distribution Portfolio GP LLC	Delaware
IPT Dallas Distribution Portfolio LP	Delaware
IPT Deer Valley IC LLC	Delaware
IPT Demarest DC LLC	Delaware
IPT Dorsey Run DC LLC	Delaware
IPT Drew Court CC LLC	Delaware
IPT East Bay DC GP LLC	Delaware
IPT East Bay DC LP	Delaware
IPT Etiwanda IC GP LLC	Delaware
IPT Etiwanda IC LP	Delaware
IPT FAA DC GP LLC	Delaware
IPT FAA DC LP	Delaware
IPT Grand River DC GP LLC	Delaware
IPT Grand River DC LP	Delaware
IPT Greens Crossing DC GP LLC	Delaware
IPT Greens Crossing DC LP	Delaware
IPT Greenwood DC LLC	Delaware
IPT GSW DC GP LLC	Delaware
IPT GSW DC LP	Delaware
IPT Hayward IC GP LLC	Delaware
IPT Hayward IC LP	Delaware
IPT Horizon DC LLC	Delaware
IPT I-215 DC GP LLC	Delaware
IPT I-215 DC LP	Delaware
IPT I-215 DC II GP LLC	Delaware
IPT I-215 DC II LP	Delaware
IPT I-55 DC LLC	Delaware
IPT Interstate South DC LLC	Delaware
IPT Iron Run DC II LLC	Delaware
IPT Iron Run DC LLC	Delaware
IPT Junction IC LLC	Delaware
IPT Kelley Point DC LLC	Delaware
IPT Kennesaw IC LLC	Delaware
IPT Kent IP LLC
IPT LaPorte DC GP LLC	Delaware
IPT LaPorte DC LP	Delaware
IPT Largo IC LLC	Delaware
IPT Lehigh Valley Business Center LLC	Delaware
IPT Lehigh Valley CC LLC	Delaware

Name	Jurisdiction of Organization
IPT Lehigh Valley DC LLC	Delaware
IPT Lehigh Valley DC II LLC	Delaware
IPT Livermore DC GP LLC	Delaware
IPT Livermore DC LP	Delaware
IPT LOC Lender LLC	Delaware
IPT Long Beach IC GP LLC	Delaware
IPT Long Beach IC LP	Delaware
IPT Meadows DC LLC	Delaware
IPT Meadows DC II LLC	Delaware
IPT Mechanicsburg DC LLC	Delaware
IPT Medley DC LLC	Delaware
IPT Memphis DC LLC	Delaware
IPT Mesa DC LLC	Delaware
IPT Mid Counties DC GP LLC	Delaware
IPT Mid Counties DC LP	Delaware
IPT Newark DC LLC	Delaware
IPT Normal Junction CC LLC	Delaware
IPT North Kent IC LLC	Delaware
IPT Northeast IC LLC	Delaware
IPT Northwest IC GP LLC	Delaware
IPT Northwest IC LP	Delaware
IPT O’Hare DC LLC	Delaware
IPT O’Hare IC LLC
IPT OKC IC LLC	Delaware
IPT Oakesdale CC LLC	Delaware
IPT Palm Beach CC LLC	Delaware
IPT Peachtree DC LLC	Delaware
IPT Perris DC GP LLC	Delaware
IPT Perris DC LP	Delaware
IPT Perris DC II (Land) GP LLC	Delaware
IPT Perris DC II (Land) LP	Delaware
IPT Pinnacle IC LLC	Delaware
IPT Piscataway DC LLC	Delaware
IPT Portland IC LLC	Delaware
IPT Rampart IC GP LLC	Delaware
IPT Rampart IC LP	Delaware
IPT Rialto DC GP LLC	Delaware
IPT Rialto DC LP	Delaware
IPT Richmond DC GP LLC	Delaware
IPT Richmond DC LP	Delaware
IPT Richmond DC II GP LLC	Delaware
IPT Richmond DC II LP	Delaware
IPT Royal IC LLC	Delaware
IPT Salt Lake City DC LLC	Delaware
IPT San Antonio DC GP LLC	Delaware
IPT San Antonio DC LP	Delaware
IPT San Jose BC GP LLC	Delaware
IPT San Jose BC LP	Delaware
IPT San Jose BC II GP LLC	Delaware
IPT San Jose BC II LP	Delaware
IPT Seattle IC LLC	Delaware
IPT Services LLC	Delaware
IPT Silver Spring DC LLC	Delaware
IPT Silver Spring DC II LLC	Delaware
IPT Southfield IC LLC	Delaware
IPT Stockton DC GP LLC	Delaware
IPT Stockton DC LP	Delaware
IPT Stockton Industrial Center GP LLC	Delaware
IPT Stockton Industrial Center LP	Delaware
IPT Sumner DC LLC	Delaware
IPT Tacoma CC LLC	Delaware

Name	Jurisdiction of Organization
IPT Tacoma Logistics Center LLC
IPT Totowa CC LCC	Delaware
IPT Trade Port DC LLC	Delaware
IPT Tuscany IC GP LLC	Delaware
IPT Tuscany IC LP	Delaware
IPT Tuscany IC II GP LLC	Delaware
IPT Tuscany IC II LP	Delaware
IPT Valencia IC GP LLC	Delaware
IPT Valencia IC LP	Delaware
IPT Waterman DC GP LLC	Delaware
IPT Waterman DC LP	Delaware
IPT West Valley DC LLC	Delaware
IPT West Valley DC II LLC	Delaware
IPT West Valley DC III LLC	Delaware
IPT Wilson Commerce Center LLC	Delaware
IPT Windham IC LLC	Delaware
IPT York DC LLC	Delaware